Exhibit 77(q)(1)

                                    EXHIBITS

(e)(1) Form of Investment Management Agreement between Registrant, on behalf of the Funds, and ING Pilgrim Investments, Inc. (the "Manager") - filed as an exhibit to Post-Effective Amendment No. 44 to the Registrant's Form N-1A Registration Statement on December 22, 2000 and incorporated herein by reference.